UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

COOL TECHNOLOGIES, INC.
(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule, or Registration Statement No.:

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(4)	Date Filed:

COOL TECHNOLOGIES, INC.

8875 Hidden River Parkway

Tampa, Florida 33637

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF A MAJORITY OF SHAREHOLDERS WITHOUT A MEETING

Dear Stockholders:

The enclosed Definitive Information Statement (the “Information Statement”) is being furnished to the holders of record of the shares of the common stock (the “Common Stock”) of Cool Technologies, Inc., a Nevada corporation (the “Company), as of the close of business on September 24, 2019 (the “Record Date”). The purpose of the Information Statement is to notify our stockholders that on September 13, 2019, all of the holders of all of the issued and outstanding shares of the Company’s Series B Preferred Stock, representing 66 2/3% of the voting stock of the Company (the “Consenting Stockholders”), executed a written consent (the “Written Consent”) in lieu of a shareholder meeting authorizing the Company to amend the Articles of Incorporation (the “Amendment”) of the Company to increase the amount of authorized shares of the Company from 350,000,000 to 500,000,000 shares of Common Stock (the “Share Increase”).

Additionally, on September 13, 2019, the Company’s board of directors (the “Board”) executed a unanimous written consent authorizing the Company to amend its Articles of Incorporation to effectuate the Share Increase. The Share Increase will become effective upon filing with the Nevada Secretary of State, which can occur no earlier than twenty (20) calendar days after the filing and dissemination of the Information Statement.

You are urged to read the Information Statement in its entirety for a description of the action taken by the Consenting Stockholders of the Company. The Written Consent was taken pursuant to Section 78.320 of the Nevada Revised Statutes and our bylaws, each of which permits that any action which may be taken at a meeting of the shareholders may also be taken by the written consent of the holders of the Company’s Common Stock required to approve the Share Increase at a meeting.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The enclosed Information Statement is being furnished to you to inform you that the Share Increase has been approved by the Consenting Stockholders. Because the Consenting Stockholders have voted in favor of the Share Increase, and have sufficient voting power to approve the Share Increase through their ownership of Series B Preferred Stock which confers upon them a majority of the voting power of the Company, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting your proxy in connection with the adoption of the resolution, and proxies are not requested from stockholders.

This Information Statement is being mailed on or about September 24, 2019 to stockholders of record on the Record Date.

Sincerely,

/s/ Timothy Hassett
Timothy Hassett
Chairman and Chief Executive Officer

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NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING SHARES OF STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS.

COOL TECHNOLOGIES, INC.

8875 Hidden River Parkway

Tampa, Florida 33637

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

_____________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Company’s Stockholders:

This Information Statement is being furnished by the Board to the Securities and Exchange Commission and holders of record of the shares of the common stock (the “Common Stock”) of Cool Technologies, Inc., a Nevada corporation (the “Company”), as of the close of business on September 24, 2019 (the “Record Date”). The purpose of the Information Statement is to notify our stockholders that on September 13, 2019, all of the holders of all of the issued and outstanding shares of the Company’s Series B Preferred Stock, representing 66 2/3% of the voting stock of the Company (the “Consenting Stockholders”), executed a written consent (the “Written Consent”) in lieu of a shareholder meeting authorizing the Company to amend its Articles of Incorporation (the “Amendment”) to increase the amount of authorized shares of the Company’s Common Stock from 350,000,000 to 500,000,000 shares of Common Stock (the “Share Increase”).

Additionally, on September 13, 2019, the Company’s board of directors (the “Board”) executed a unanimous written consent authorizing the Company to amend its Articles of Incorporation to effectuate the Share Increase. The Share Increase will become effective upon filing with the Nevada Secretary of State, which can occur no earlier than twenty (20) calendar days after the filing and dissemination of the Definitive Information Statement.

The Board believes that the Share Increase is beneficial to the Company. The full text of the Amendment is attached as Exhibit A to this Information Statement.

The action will become effective on a date that is not earlier than twenty (20) calendar days after the Definitive Information Statement is first mailed to our stockholders.

The Written Consent was taken pursuant to Section 78.320 of the Nevada Revised Statutes and our bylaws, each of which permits that any action which may be taken at a meeting of the shareholders may also be taken by the written consent of the holders of the Company’s Common Stock required to approve the Share Increase at a meeting.

Because the Consenting Stockholders have voted in favor of the foregoing action, and have sufficient voting power to approve such actions through their ownership of Common Stock, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these resolutions, and proxies are not requested from stockholders.

In accordance with our bylaws, our Board has fixed the close of business on September 24, 2019 as the record date for determining the stockholders entitled to notice of the above noted actions. This Information Statement is being mailed on or about September 24, 2019 to stockholders of record on the Record Date.

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OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company’s authorized capitalization consisted of 350,000,000 shares of Common Stock, $0.001 par value per share, of which 252,202,624 shares were issued and outstanding and 15,000,000 shares of preferred stock, $0.001 par value per share, of which 3 shares of Series A Preferred Stock were issued and outstanding and 2,727,270 shares of Series B Preferred Stock were issued and outstanding.

Common Stock

As of the Record Date, there were 252,202,624 shares of Common Stock outstanding, and each share of Common Stock is entitled to one vote.

Series A Preferred Stock

As of the Record Date, there were 3 shares of Series A Preferred Stock outstanding. Each share of Series A Preferred Stock has the voting right of 50,000 shares of Common Stock.

Series B Preferred Stock

As of the Record Date, there were 2,727,270 shares of Series B Preferred Stock outstanding. For so long as the Series B Preferred Stock is issued and outstanding, the holders of Series B Preferred Stock shall vote together as a single class with the holders of the Common Stock and the holders of any other class or series of shares entitled to vote with the Common Stock, with the holders of Series B Preferred Stock being entitled to 66 2/3% of the total votes on all such matters.

AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

What Vote is required to approve the Amendment?

Approval to file the Amendment to the Articles requires the affirmative vote of the holders of a majority of the voting power of the Company.

What vote was obtained to approve the Amendment?

On September 13, 2019, we obtained the approval of all of the holders of our Series B Preferred Stock, who, as a class, possess 66 2/3% of the voting power on matters to be voted on by stockholders. Because all of holders of the Series B Preferred Stock, having 66 2/3% of the voting rights of the Company, have voted in favor of the Amendment to effectuate the Share Increase, no other stockholder consent will be solicited in connection with the Amendment. The Board is not soliciting proxies in connection with the adoption of this proposal, and proxies are not requested from stockholders. In accordance with our bylaws, the Board has fixed the close of business on September 24, 2019 as the record date for determining the stockholders entitled to vote or give written consent.

In addition, the Nevada Revised Statutes (the “NRS”) provide in substance that stockholders may take action without a meeting of the stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. The action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

Reason For the Increase in Authorized Shares.

The Company’s current Articles of Incorporation authorizes the issuance of 350,000,000 shares of Common Stock. As of the Record Date, there were 252,202,624 shares of Common Stock issued and outstanding.

The purpose of the proposed increase in authorized share capital is to make available additional shares of Common Stock i) to meet the Company’s obligations to its lenders and investors; ii) to have sufficient Common Stock reserved for future issuance pursuant to the possible conversions of outstanding convertible securities; and (iii) for general corporate purposes, including capital raising, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, without further action by the stockholders other than as may be required by applicable law, our charter documents and the rules of any stock exchange or other quotation system on which our securities may be then listed or quoted. We currently have outstanding convertible debentures that would require the issuance of 8,724,000 shares of Common Stock if all such indebtedness is converted immediately, as well as convertible debentures that become exercisable in the third and fourth quarters of 2019 and would require the issuance of 15,291,567 shares of Common Stock (assuming individual conversion rates of $0.0281 per share) if converted. Also, we currently have 4,000,000 options and 80,379,778 warrants issued and outstanding, which would require the issuance of 84,379,778 shares of Common Stock if all such options and warrants would be exercised.

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There is currently no formal agreement or arrangement with respect to any of the foregoing other than as described above. Increasing the authorized number of shares of the Common Stock of the Company will provide the Company with greater flexibility and allow the issuance of additional shares of Common Stock in most cases without the expense or delay of seeking further approval from the stockholders.

The shares of Common Stock do not carry any pre-emptive rights. The adoption of the Amendment will not itself cause any changes in the Company’s capital accounts.

Principal Effects of the Increase in Authorized Shares of Common Stock

The Following table summarizes the principal effects of the Share Increase:

	Pre-Increase	Post-Increase
Common Shares
Issued and Outstanding	252,202,624	252,202,624
Authorized	350,000,000	500,000,000

The Share Increase will have the immediate effect of increasing the total amount of authorized Common Stock as specified above, but will have no impact on the number of shares you own. The authorized shares of Common Stock may be issued without stockholder approval at any time, in the sole discretion of the Board. To the extent that additional authorized shares of Common Stock are issued in the future, such issuances will dilute the existing stockholders’ percentage equity ownership interests. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock of the Company. The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

Potential Anti-takeover effects of the increase in authorized shares.

The Share Increase will have the effect of increasing the proportion of unissued authorized shares to issued shares. Under certain circumstances, this may have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the “Board, including a transaction that may be favored by a majority of our shareholders or in which our shareholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board could issue and sell shares of common stock, preferred stock or some combination of both, thereby diluting the stock ownership and voting power of a person seeking to effect a change in the composition of our Board or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board or such a transaction.

Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, the proposed Amendment to our Articles of Incorporation is not in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The Board does not intend to use the consolidation as a part of or a first step in a “going private” transaction pursuant to Rule 13e-3under the Securities Exchange Act of 1934, as amended. Moreover, we are currently not engaged in any negotiations or otherwise have no specific plans to use the additional authorized shares for any acquisition, merger or consolidation.

Dissenters’ Rights.

No dissenters’ or appraisal rights are available to our stockholders under the Nevada Revised Statutes in connection with the proposed Amendment to our Articles of Incorporation to effect the Share Increase.

Effective Date

Attached as Exhibit A and incorporated herein by reference is the text of the Amendment, as approved by the Board and Consenting Stockholders. Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Amendment shall be effective no earlier than twenty (20) days after the Information Statement is mailed to stockholders of the Company. We anticipate the effective date to be on or about October 14, 2019.

Accounting Matters

The proposed Amendment will not affect the par value of our Common Stock. As a result, at the effective time of the Amendment, the stated capital on our balance sheet attributable to our Common Stock will not be affected.

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INTEREST OF CERTAIN PERSONS IN OR IN

OPPOSITION TO MATTERS TO BE ACTED UPON

Certain of the Company’s officers and directors have an interest in the Amendment as a result of their ownership of shares of our common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below. However, we do not believe that our officers or directors have interests in the Amendment that are different from or greater than those of any other of our stockholders. Furthermore, the Company has an equity compensation plan pursuant to which directors, officers, consultants, advisors and employees of the Company and its subsidiaries are eligible to receive equity awards. Accordingly, members of the Board of Directors and the executive officers of the Company will likely be recipients of equity awards under the plan.

In addition, Daniel Ustian, one of the Company’s directors, owns Series B preferred shares that, together with two other stockholders of Series B preferred shares, control 66 and 2/3% of the voting rights of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of the Record Date, the number shares of common stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each executive officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has sole or shared voting power or investment power and includes any shares that the person has a right to acquire beneficial ownership of within 60 days of the Record Date through the exercise of any option, warrant, conversion privilege or similar right. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power. Unless otherwise indicated, the business address of each such person is c/o Cool Technologies, Inc., 8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637.

The percentages below are calculated based on 252,202,624 issued and outstanding shares of common stock, 3 issued and outstanding shares of Series A Preferred Stock and 2,727,270 issued and outstanding shares of Series B Preferred Stock as of the Record Date.

Class of Security	Name of Beneficial Owner(14)	Number of Shares Beneficially Owned		Percent of Class

	5% or Greater Shareholders
Common Stock	Eric Paul Brown 1877 S. Wiesbrook Road Wheaton, Illinois 60189	4,786,359	(1)	66.66	%(2)

Common Stock	Christopher J. Jones 1314 E. Forest Avenue Wheaton, Illinois 60189	5,059,086	(3)	66.66	%(2)

Common Stock	KHIC,LLC(4) 120 West 45th Street New York, New York 10036	16,125,000	(5)	6.39%

	Directors and executive officers

Common Stock	Timothy Hassett	8,387,928	(6)	3.33%

Common Stock	Quentin Ponder	8,400,000	(7)	3.33%

Common Stock	Judson Bibb	9,170,000	(8)	3.64%

Common Stock	Christopher McKee	744,444	(9)	*

Common Stock	Richard J. “Dick” Schul	500,000	(10)	*

Common Stock	Donald Bowman	450,000	(11)	*

Common Stock	Daniel C. Ustian	8,239,894	(12)	66.66	%(2)

Common Stock	Mark Hodowanec	7,300,000	(13)	2.89%

	All executive officers and directors as a group (8 persons)	43,192,266		17.13%

Series A
Preferred Stock	KHIC, LLC (4)	3	(5)	100%

Series B
Preferred Stock	Eric Paul Brown	909,090	(2)	33.33%

Preferred Stock	Christopher J. Jones	909,090	(2)	33.33%

Preferred Stock	Daniel C. Ustian	909,090	(2)	33.33%

___________

* less than 1%

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1.	Includes (i) 909,090 shares of Series B Preferred Stock which are convertible by the Series B stockholder into Common Stock on a one-to-one basis and automatically convert into Common Stock on a one-to-one basis if the Common Stock trades in excess of $2.25 for any consecutive 20-day period, (ii) a warrant to purchase 909,090 shares of Common Stock at $0.07 per share (iii) a warrant to purchase 309,090 shares of Common Stock at $0.07 per share, (iv) a warrant to purchase. 116,667 shares of Common Stock at $0.05 per share, and (v) a warrant to purchase 1,000,000 shares of Common Stock at $0.05 per share.

2.	The Series B Preferred Stock votes together as a single class with the holders of the Common Stock, with the holders of Series B Preferred Stock being entitled to 66 2/3% of the total votes.

3.	Includes (i) 909,090 shares of Series B Preferred Stock which are convertible by the Series B stockholder into Common Stock on a one-to-one basis and automatically convert into Common Stock on a one-to-one basis if the Common Stock trades in excess of $2.25 for any consecutive 20-day period, (ii) a warrant to purchase 909,090 shares of Common Stock at $0.07 per share (iii) a warrant to purchase 309,090 shares of Common Stock at $0.07 per share, (iv) a warrant to purchase 116,667 shares of Common Stock at $0.05 per share, and (v) a warrant to purchase 1,000,000 shares of common stock at $0.05 per share.

4.	Eric Hess, member and Secretary of KHIC, LLC, has sole voting and dispositive power over the shares held by KHIC, LLC.

5.	Includes (i) 150,000 shares of common stock underlying 3 shares of Series A Preferred Stock (having voting rights to 50,000 shares of common stock for each share of Series A Preferred Stock), (ii) currently exercisable warrants to purchase 8,000,000 shares of common stock at $0.06 per share, (iii) a currently exercisable warrant to purchase 650,000 shares of common stock at $0.15 per share, (iv) a currently exercisable warrant to purchase 650,000 shares of common stock at $0.12 per share.

6.	Includes (i) an option to purchase 1,000,000 shares of Common Stock at $2.00 per share, (ii) a currently exercisable warrant to purchase 625,000 shares of Common Stock at $0.22 per share and (iii) a currently exercisable warrant to purchase 285,714 shares of common stock at $0.10 per share which expires on July 20, 2022. Does not include an aggregate of 90,000 shares held by Mr. Hassett’s minor children.

7.	Includes (i) a currently exercisable warrant to purchase 400,000 shares of Common Stock at $0.22 per share (ii) a currently exercisable warrant to purchase 1,000,000 shares of Common Stock at $0.10 per share, (iii) currently exercisable warrants to purchase 400,000 shares of Common Stock at $0.08536 per share, and (iv) current exercisable warrants to purchase 1,600,000 shares of Common Stock at $0.0714 per share.

8.	Includes (i) options to purchase 2,000,000 shares of Common Stock at $2.00 per share, and (ii) a currently exercisable warrant to purchase 750,000 shares of Common Stock at $0.22 per share, (iii) a currently exercisable warrant to purchase 1,400,000 shares of Common Stock at $0.10 per share, (iv) currently exercisable warrants to purchase 400,000 shares of Common Stock at $0.08536 per share, and (v) a currently exercisable warrant to purchase 1,000,000 shares of Common Stock at $0.0714 per share.

9.	Includes (i) a currently exercisable warrant to purchase 222,222 shares of Common Stock at $0.57 per share, and (ii) currently exercisable warrants to purchase 300,000 shares of Common Stock at $0.08536 per share.

10.	Includes (i) a currently exercisable warrant to purchase 100,000 shares of common stock at $0.22 and (ii) currently exercisable warrants to purchase 300,000 shares of Common Stock at $0.08536 per share.

11.	Represents (i) a currently exercisable warrant to purchase 200,000 shares of Common Stock at $0.08536 per share.

12.	Includes (i) 909,090 shares of Series B Preferred Stock which are convertible by Mr. Ustian into Common Stock on a one-to-one basis and automatically convert into Common Stock on a one-to-one basis if the Company’s common stock trades in excess of $2.25 for any consecutive 20-day period, (ii) a currently exercisable warrant to purchase 909,090 shares of Common Stock at $0.07 per share, (iii) a currently exercisable warrant to purchase 222,222 shares of Common Stock at $0.57 per share; (iv) (v) a currently exercisable warrant to purchase 1,000,000 shares of Common Stock at $0.22 per share, (vi) currently exercisable warrants to purchase 450,000 shares of Common Stock at $0.08536 per share, (vii) a currently exercisable warrant to purchase 309,090 shares of Common Stock at $0.07 per share, and (viii) a currently exercisable warrant to purchase 2,000,000 shares of Common Stock at $0.05 per share.

13.	Includes (i) options to purchase 1,000,000 shares of Common Stock at $2.00 per share, and (ii) a currently exercisable warrant to purchase 200,000 shares of Common Stock at $0.08536 per share.

14.	Unless otherwise noted, the address for the shareholder is c/o Cool Technologies, Inc., 8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637.

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DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “intend,” “might,” “will,” “should,” “could,” “would,” “expect,” “believe,” “anticipate,” “estimate,” “predict,” “potential,” or the negative of these terms. These terms and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this report are based upon management’s current expectations and beliefs, which management believes are reasonable. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor or combination of factors, or factors we are aware of, may cause actual results to differ materially from those contained in any forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. These statements represent our estimates and assumptions only as of the date of this report. Except to the extent required by federal securities laws, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including:

●	new competitors are likely to emerge and new technologies may further increase competition;
●	our operating costs may increase beyond our current expectations and we may be unable to fully implement our current business plan;
●	our ability to obtain future financing or funds when needed;
●	our ability to successfully obtain and maintain a diverse customer base;
●	our ability to protect our intellectual property through patents, trademarks, copyrights and confidentiality agreements;
●	our ability to attract and retain a qualified employee base;
●	our ability to respond to new developments in technology and new applications of existing technology before our competitors;
●	acquisitions, business combinations, strategic partnerships, divestures, and other significant transactions may involve additional uncertainties; and
●	our ability to maintain and execute a successful business strategy.

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PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS AND COSTS

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the Company. Written requests should be delivered to Cool Technologies, Inc., 8875 Hidden River Parkway, Tampa, Florida 33637. You can also reach us at (813) 975-7467.

We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

ADDITIONAL INFORMATION

For more detailed information about the Company, including financial statements, you may refer to our:

•	Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on April 16, 2019, which contains our audited financial statements; and

•	Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019 filed with the SEC on August 19, 2019;

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

Upon written request, we will furnish without charge to record and beneficial holders of our common stock a copy of any and all of the documents referred to in this Information Statement. These documents will be provided by first class mail. Please make your request to the address or telephone number below.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Cool Technologies, Inc.

8875 Hidden River Parkway

Tampa, Florida 33637

(813) 975-7467

By Order of the Board,

/s/ Timothy Hassett
Timothy Hassett
Chairman and Chief Executive Officer

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Exhibit A

AMENDMENT TO ARTICLES OF INCORPORATION

OF

COOL TECHNOLOGIES, INC.

Cool Technologies, Inc., a corporation organized and existing under the laws of the State of Nevada, hereby certifies as follows:

1.	The name of the corporation is Cool Technologies, Inc. The date of filing of its original Articles of Incorporation with the Secretary of State was July 21, 2002.

2.	This Amended Articles of Incorporation amends Article II of the Articles of Incorporation of this corporation by increasing the number to shares of common stock the Corporation is authorized from 350,000,000 to 500,000,000

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in a case of a vote of classes or series or may be required by the provisions of the articles of incorporation in favor of the amendment, is 66 2/3%.

Signed on this __ day of September, 2019

By
Name: Timothy Hassett Title: Chairman and Chief Executive Officer

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